News		General Motors Corporation	GM Communications Detroit, Mich., USA media.gm.com
For Release: 1:45 p.m. ET November 3, 2008
Exhibit 99.1
GM Reports 170,585 Deliveries in October
• U.S. auto industry at lowest monthly SAAR in more than 25 years
DETROIT — General Motors dealers in the United States delivered 170,585 vehicles in October, down 45 percent compared with a year ago. GM truck sales of 97,119 were down 51 percent and car sales of 73,466 were off 34 percent. The steep decline in vehicle sales was largely due to a significant drop in the market’s retail demand as uncertainty over the deepening credit crisis impacted consumer confidence.
“The market has been shrinking for three years, but in October we saw a dramatic decline for the industry and GM,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “We are obviously disappointed in our results which reflect a difficult comparison with a strong year-ago October performance. More importantly, it also reflects an unprecedented credit crunch that is dramatically impacting the entire U.S. economy — from the housing market to big and small companies to banks to family run businesses. The credit freeze has also had a very negative impact on consumers’ confidence and their purchase behavior across America.”
“We outpaced the competition with our sales results in August and September, and fell back with the industry in October. If you adjust for population growth, this is probably the worst industry sales month in the post-WWII era,” LaNeve added. “We believe there is considerable pent-up demand from the last three years, but until the credit markets open up and consumer confidence improves, the entire U.S. economy, and any industry like autos that relies on financing, will suffer.
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“We’ll do our part to continue fighting against these significant economic headwinds by bringing consumers the highest quality, most fuel efficient and affordable cars, trucks and crossovers that we can,” he said.
To that end, LaNeve announced that GM’s no-haggle Red Tag Event starts nationwide tomorrow, Nov. 4. The Red Tag Event will provide great deals on most new vehicles in GM’s portfolio by offering a special Red Tag vehicle price and customer cash back. In addition, GM’s recently announced “Financing That Fits” program enables consumers to find financing at affordable rates from GMAC and thousands of other banks, credit unions and financing institutions.
Despite the poor results in October, there were a number of bright spots for individual GM car and truck lines, including:
•	Chevrolet Malibu retail sales were up 129 percent. For the month, Malibu total sales reached nearly 11,000 vehicles. For the year, Malibu retail sales have totaled nearly 98,000 cars, up 134 percent from year-ago figures.
•	The all-new Pontiac Vibe recorded a 6 percent total sales increase in October. Almost 42,000 Vibes have been sold this year, up 36 percent from the prior year.
•	Saab retail sales were up 7.4 percent compared with a year ago, driven by the strong retail performance of the 9-3, which was up more than 16 percent.
•	GM sold 44,500 Chevrolet Silverado, GMC Sierra and Chevrolet Avalanche full-size pickups in October, further solidifying its segment leadership.
•	GM hybrids continue to build sales momentum and the company has broken through the 10-thousand vehicle sales mark. A total of 1,496 hybrid vehicles were delivered in the month. Hybrid sales included: 372 hybrid Chevrolet Tahoe, 193 GMC Yukon and 230 Cadillac Escalade 2-mode SUVs delivered. There were 325 Chevrolet Malibu, 22 Saturn Aura and 354 Vue hybrids sold in October. GM has sold 10,549 hybrids so far in 2008.
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GM continues to proactively manage inventories to align supplies with market demand. In October, only about 799,000 vehicles were in stock, down about 146,000 vehicles (or about 15 percent) compared with last year. There were about 336,000 cars and 463,000 trucks (including crossovers) in inventory at the end of October.
“These are extraordinary times for the U.S. economy, for consumers and for an auto industry that is running at deep recessionary levels relative to 1999-2006,” LaNeve said. “We are offering the highest quality and best value vehicles to customers in our history — along with great incentives. But we can’t do it alone as GM or the auto industry. It will take a coordinated national effort to turn this economy around.”
Certified Used Vehicles
October 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 33,735 vehicles, down 15 percent from October 2007. Year-to-date sales are 408,451 vehicles, down 7 percent from the same period last year.
GM Certified Used Vehicles, the industry’s top-selling certified brand, posted October sales of 29,167 vehicles, down 16 percent from October 2007. Saturn Certified Pre-Owned Vehicles sold 783 vehicles, down 11 percent. Cadillac Certified Pre-Owned Vehicles sold 3,051 vehicles, down 6 percent. Saab Certified Pre-Owned Vehicles sold 506 vehicles, down 2 percent, and HUMMER Certified Pre-Owned Vehicles sold 228 vehicles, up 75 percent.
“October sales were disappointing for certified GM programs, as consumer uncertainty over the growing credit crisis had a negative impact on consumer confidence and retail demand for both new and used vehicles,” said LaNeve. “Going forward, we will continue offering consumers the tremendous peace of mind and value that comes with a factory-backed, fully inspected and reconditioned, late-model used vehicle from the GM brands they know and trust.”
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GM North America Reports October, 2008 Production; Fourth Quarter Forecast Remains at 875,000 Vehicles
In October, GM North America produced 318,000 vehicles (151,000 cars and 167,000 trucks). This is down 105,000 vehicles or 25 percent compared with October 2007 when the region produced 423,000 vehicles (152,000 cars and 271,000 trucks). (Production totals include joint venture production of 11,000 vehicles in October 2008 and 18,000 vehicles in October 2007.)
The GM North America fourth-quarter production forecast remains at 875,000 vehicles (407,000 cars and 468,000 trucks) which is down about 16 percent compared with a year ago. GM North America built 1.042 million vehicles (358,000 cars and 684,000 trucks) in the fourth-quarter of 2007.
General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 34 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors.
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Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.
# # #
Contact:
John McDonald
GM Corporate News
313-667-3714 (office)
313-418-2139 (mobile)
john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

					(Calendar Year-to-Date)
*S/D Curr: 27	October				January — October
			% Chg	%Chg per			%Chg
*S/D Prev: 26	2008	2007	Volume	S/D	2008	2007	Volume

Vehicle Total	170,585	310,008	-45.0	-47.0	2,603,828	3,279,513	-20.6
Car Total	73,466	111,738	-34.3	-36.7	1,111,189	1,267,753	-12.3
Light Truck Total	95,253	195,670	-51.3	-53.1	1,470,196	1,973,748	-25.5
Light Vehicle Total	168,719	307,408	-45.1	-47.1	2,581,385	3,241,501	-20.4
Truck Total	97,119	198,270	-51.0	-52.8	1,492,639	2,011,760	-25.8

     GM Vehicle Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	7,642	14,231	-46.3	-48.3	120,772	158,146	-23.6
Cadillac Total	9,541	21,267	-55.1	-56.8	139,109	176,249	-21.1
Chevrolet Total	107,313	179,825	-40.3	-42.5	1,567,684	1,928,373	-18.7
GMC Total	21,109	44,456	-52.5	-54.3	326,999	425,694	-23.2
HUMMER Total	1,368	3,864	-64.6	-65.9	23,861	46,624	-48.8
**Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*
Pontiac Total	13,054	25,182	-48.2	-50.1	238,762	301,771	-20.9
Saab Total	1,975	2,275	-13.2	-16.4	19,337	27,960	-30.8
Saturn Total	8,583	18,908	-54.6	-56.3	167,304	206,790	-19.1

GM Vehicle Total	170,585	310,008	-45.0	-47.0	2,603,828	3,279,513	-20.6

GM Car Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	5,398	9,698	-44.3	-46.4	80,981	112,246	-27.9
Cadillac Total	6,271	13,899	-54.9	-56.6	93,200	106,372	-12.4
Chevrolet Total	43,791	52,740	-17.0	-20.0	627,267	647,883	-3.2
Pontiac Total	12,105	23,037	-47.5	-49.4	220,895	272,164	-18.8
Saab Total	1,659	1,959	-15.3	-18.5	16,187	23,605	-31.4
Saturn Total	4,242	10,405	-59.2	-60.7	72,659	105,483	-31.1

GM Car Total	73,466	111,738	-34.3	-36.7	1,111,189	1,267,753	-12.3

GM Light Truck Deliveries by Marketing Division

			%Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Buick Total	2,244	4,533	-50.5	-52.3	39,791	45,900	-13.3
Cadillac Total	3,270	7,368	-55.6	-57.3	45,909	69,877	-34.3
Chevrolet Total	62,690	125,875	-50.2	-52.0	931,424	1,268,033	-26.5
GMC Total	20,075	43,066	-53.4	-55.1	313,549	408,045	-23.2
HUMMER Total	1,368	3,864	-64.6	-65.9	23,861	46,624	-48.8
Pontiac Total	949	2,145	-55.8	-57.4	17,867	29,607	-39.7
Saab Total	316	316	0.0	-3.7	3,150	4,355	-27.7
Saturn Total	4,341	8,503	-48.9	-50.8	94,645	101,307	-6.6

GM Light Truck Total	95,253	195,670	-51.3	-53.1	1,470,196	1,973,748	-25.5

*	Twenty-seven selling days (S/D) for the October period this year and twenty-six for last year.

**	Prior to Aug ‘07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.
Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries — (United States)
October 2008

					(Calendar Year-to-Date)
	October				January — October
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Selling Days (S/D)	27	26			27	26

Century	0	0	***.*	***.*	0	5	**.*
LaCrosse	1,592	3,128	-49.1	-51.0	33,336	41,073	-18.8
LaSabre	0	0	***.*	***.*	0	121	**.*
Lucerne	3,806	6,570	-42.1	-44.2	47,645	71,021	-32.9
Park Avenue	0	0	***.*	***.*	0	26	**.*
Buick Total	5,398	9,698	-44.3	-46.4	80,981	112,246	-27.9

CTS	3,997	6,586	-39.3	-41.6	51,476	44,666	15.2
DeVille	0	0	***.*	***.*	0	71	**.*
DTS	1,590	5,336	-70.2	-71.3	27,380	43,480	-37.0
STS	632	1,862	-66.1	-67.3	13,253	16,630	-20.3
XLR	52	115	-54.8	-56.5	1,091	1,525	-28.5
Cadillac Total	6,271	13,899	-54.9	-56.6	93,200	106,372	-12.4

Aveo	3,162	6,373	-50.4	-52.2	49,782	55,520	-10.3
Cavalier	0	0	***.*	***.*	0	57	**.*
Classic	0	0	***.*	***.*	0	17	**.*
Cobalt	6,478	16,505	-60.8	-62.2	168,940	169,400	-0.3
Corvette	1,170	2,484	-52.9	-54.6	24,554	28,333	-13.3
Impala	22,107	20,791	6.3	2.4	231,841	270,504	-14.3
Malibu	10,874	5,975	82.0	75.3	151,429	108,930	39.0
Monte Carlo	0	610	**.*	**.*	708	14,882	-95.2
SSR	0	2	**.*	**.*	13	240	-94.6
Chevrolet Total	43,791	52,740	-17.0	-20.0	627,267	647,883	-3.2

Bonneville	0	0	***.*	***.*	0	130	**.*
G5	812	2,519	-67.8	-69.0	21,892	23,249	-5.8
G6	6,788	10,805	-37.2	-39.5	126,494	121,278	4.3
G8	1,082	0	***.*	***.*	12,390	0	***.*
Grand Am	0	0	***.*	***.*	0	99	**.*
Grand Prix	148	5,813	-97.5	-97.5	8,252	78,380	-89.5
GTO	0	48	**.*	**.*	52	4,159	-98.7
Solstice	330	1,064	-69.0	-70.1	10,013	14,133	-29.2
Sunfire	0	0	***.*	***.*	0	39	**.*
Vibe	2,945	2,788	5.6	1.7	41,802	30,697	36.2
Pontiac Total	12,105	23,037	-47.5	-49.4	220,895	272,164	-18.8

9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	1,471	1,677	-12.3	-15.5	13,877	19,774	-29.8
9-5	188	282	-33.3	-35.8	2,307	3,713	-37.9
Saab Total	1,659	1,959	-15.3	-18.5	16,187	23,605	-31.4

Astra	543	0	***.*	***.*	9,707	0	***.*
Aura	3,391	4,425	-23.4	-26.2	54,033	50,487	7.0
ION	0	5,135	**.*	**.*	314	45,138	-99.3
Saturn L Series	0	0	***.*	***.*	0	2	**.*
Sky	308	845	-63.6	-64.9	8,605	9,856	-12.7
Saturn Total	4,242	10,405	-59.2	-60.7	72,659	105,483	-31.1

GM Car Total	73,466	111,738	-34.3	-36.7	1,111,189	1,267,753	-12.3

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 2 of 4

3-1P
GM Truck Deliveries — (United States)
October 2008

					(Calendar Year-to-Date)
	October				January — October
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	27	26			27	26

Enclave	2,228	4,244	-47.5	-49.4	39,128	20,726	88.8
Rainier	3	100	-97.0	-97.1	114	4,664	-97.6
Rendezvous	0	39	**.*	**.*	23	15,247	-99.8
Terraza	13	150	-91.3	-91.7	526	5,263	-90.0
Buick Total	2,244	4,533	-50.5	-52.3	39,791	45,900	-13.3

Escalade	1,556	3,499	-55.5	-57.2	19,275	30,777	-37.4
Escalade ESV	533	1,460	-63.5	-64.8	9,076	13,635	-33.4
Escalade EXT	265	716	-63.0	-64.4	3,779	6,850	-44.8
SRX	916	1,693	-45.9	-47.9	13,779	18,615	-26.0
Cadillac Total	3,270	7,368	-55.6	-57.3	45,909	69,877	-34.3

Astro	0	0	***.*	***.*	0	25	**.*
C/K Suburban (Chevy)	2,464	8,317	-70.4	-71.5	44,121	70,867	-37.7
Chevy C/T Series	61	25	144.0	135.0	320	241	32.8
Chevy W Series	95	245	-61.2	-62.7	1,398	2,286	-38.8
Colorado	2,552	5,753	-55.6	-57.3	47,396	64,878	-26.9
Equinox	2,841	5,978	-52.5	-54.2	59,130	76,587	-22.8
Express Cutaway/G Cut	1,155	1,991	-42.0	-44.1	10,944	16,646	-34.3
Express Panel/G Van	5,840	5,708	2.3	-1.5	49,822	63,475	-21.5
Express/G Sportvan	561	1,214	-53.8	-55.5	12,056	13,808	-12.7
HHR	5,265	7,979	-34.0	-36.5	85,763	88,346	-2.9
Kodiak 4/5 Series	572	786	-27.2	-29.9	5,943	7,973	-25.5
Kodiak 6/7/8 Series	104	154	-32.5	-35.0	1,332	1,957	-31.9
S/T Blazer	0	0	***.*	***.*	0	7	**.*
Tahoe	3,674	16,066	-77.1	-78.0	81,012	125,710	-35.6
TrailBlazer	2,954	11,310	-73.9	-74.8	68,235	114,760	-40.5
Traverse	1,359	0	***.*	***.*	1,585	0	***.*
Uplander	736	7,356	-90.0	-90.4	39,359	60,019	-34.4
Venture	0	0	***.*	***.*	0	25	**.*

Avalanche	1,600	5,487	-70.8	-71.9	29,810	46,305	-35.6
Silverado-C/K Pickup	31,689	48,716	-35.0	-37.4	402,191	526,575	-23.6
Chevrolet Fullsize Pickups	33,289	54,203	-38.6	-40.9	432,001	572,880	-24.6

Chevrolet Total	63,522	127,085	-50.0	-51.9	940,417	1,280,490	-26.6

Acadia	3,071	6,120	-49.8	-51.7	60,089	58,977	1.9
Canyon	649	1,543	-57.9	-59.5	12,904	17,975	-28.2
Envoy	887	4,111	-78.4	-79.2	21,864	41,614	-47.5
GMC C/T Series	33	88	-62.5	-63.9	429	893	-52.0
GMC W Series	177	323	-45.2	-47.2	2,229	3,524	-36.7
Safari (GMC)	0	0	***.*	***.*	0	13	**.*
Savana Panel/G Classic	626	1,007	-37.8	-40.1	9,089	12,601	-27.9
Savana Special/G Cut	246	239	2.9	-0.9	10,011	7,871	27.2
Savana/Rally	188	159	18.2	13.9	1,233	1,626	-24.2
Sierra	11,256	17,417	-35.4	-37.8	145,067	174,621	-16.9
Topkick 4/5 Series	368	431	-14.6	-17.8	7,133	8,086	-11.8
Topkick 6/7/8 Series	456	548	-16.8	-19.9	3,659	5,146	-28.9
Yukon	1,836	7,706	-76.2	-77.1	32,412	53,949	-39.9
Yukon XL	1,316	4,764	-72.4	-73.4	20,880	38,798	-46.2
GMC Total	21,109	44,456	-52.5	-54.3	326,999	425,694	-23.2

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 3 of 4

3-1P
GM Truck Deliveries — (United States)
October 2008

					(Calendar Year-to-Date)
	October				January — October
			% Chg	%Chg per			%Chg
	2008	2007	Volume	S/D	2008	2007	Volume

Selling Days (S/D)	27	26			27	26

HUMMER H1	0	3	**.*	**.*	17	119	-85.7
HUMMER H2	260	968	-73.1	-74.1	5,488	10,323	-46.8
HUMMER H3	857	2,893	-70.4	-71.5	18,104	36,182	-50.0
HUMMER H3T	251	0	***.*	***.*	252	0	***.*
HUMMER Total	1,368	3,864	-64.6	-65.9	23,861	46,624	-48.8

Other-Isuzu F Series	0	0	***.*	***.*	0	1,116	**.*
Other-Isuzu H Series	0	0	***.*	***.*	0	61	**.*
Other-Isuzu N Series	0	0	***.*	***.*	0	6,729	**.*
Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*

Aztek	0	0	***.*	***.*	0	25	**.*
Montana	0	0	***.*	***.*	0	26	**.*
Montana SV6	0	31	**.*	**.*	64	1,301	-95.1
Torrent	949	2,114	-55.1	-56.8	17,803	28,255	-37.0
Pontiac Total	949	2,145	-55.8	-57.4	17,867	29,607	-39.7

9-7X	316	316	0.0	-3.7	3,150	4,355	-27.7
Saab Total	316	316	0.0	-3.7	3,150	4,355	-27.7

Outlook	1,362	2,458	-44.6	-46.6	22,765	28,251	-19.4
Relay	2	50	-96.0	-96.1	159	1,305	-87.8
VUE	2,977	5,995	-50.3	-52.2	71,721	71,751	0.0
Saturn Total	4,341	8,503	-48.9	-50.8	94,645	101,307	-6.6

GM Truck Total	97,119	198,270	-51.0	-52.8	1,492,639	2,011,760	-25.8

Global Market and Industry Analysis — Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule — 11/03/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]
Units 000s	Car[1]	Truck[1]	Total	GME[2]	GMLAAM[3]	GMAP[4]	Worldwide	Car	Truck	International [5]

2008 Q3	436	479	915	348	276	500	2,039	21	29	265
O/(U) prior forecast	(1)	1	0	(2)	(6)	(10)	(18)	0	0	(11)

2008 Q4 # *	407	468	875	222	254	607	1,958	18	13	318
O/(U) prior forecast	0	0	0	(103)	(24)	(61)	(188)	0	0	(17)

	GMNA						Total	GMNA [1]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck	International [5]

2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr. #	407	468	875	222	254	607	1,958	18	13	318

CY	1,585	1,924	3,509	1,558	1,049	2,338	8,454	71	120	1,239

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

#	Denotes estimate
All Numbers may vary due to rounding

[1]	GMNA includes joint venture production — NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck

[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.